EXHIBIT 99.1

          EBITDA represents net income before interest, taxes, depreciation and amortization.  EBITDA is presented here because NV Energy, Inc. (the “Company”) considers it a supplemental measure of its performance and believes debt-holders frequently use EBITDA to analyze operating performance and debt service capacity.  EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for analysis of our operating results as reported under GAAP.  Some of these limitations are:

•	EBITDA does not reflect cash expenditures, or future requirements for capital expenditures, or contractual commitments;

•	EBITDA does not reflect changes in, or cash requirements for, working capital needs;

•	EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on debts;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in this industry may calculate EBITDA differently than we do, which will limit its usefulness as a comparative measure.

Because of these limitations, the Company’s management relies primarily on our GAAP results as a measure of the Company’s performance and uses EBITDA on a supplemental basis.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(Dollars in thousands)

NV Energy, Inc.
EBITDA
	Three Months ended March 31,				Year ended December 31,						LTM March 31,
	2009		2008		2008		2007		2006		2009
Net Income (Loss)	$(22,244)		$24,058		$208,887		$197,295		$277,451		$162,585

Interest charges (including AFUDC(1))	82,633		68,504		300,857		279,788		311,088		314,986
Income taxes (benefit)	(11,414)		16,708		95,354		87,555		145,605		67,232
Depreciation and amortization	78,048		62,070		260,608		235,532		228,875		276,586

EBITDA	$127,023		$171,340		$865,706		$800,170		$963,019		$821,389

EBITDA/Interest Charges	1.54	x	2.50	x	2.88	x	2.86	x	3.10	x	2.61	x
Debt/EBITDA	43.26	x	24.79	x	6.09	x	5.31	x	4.16	x	6.69	x

NV Energy, Inc.

Interest charges (including AFUDC(1))	$82,633		$68,504		$300,857		$279,788		$311,088		$314,986

Long-Term debt	$5,485,643		$4,137,617		$5,266,982		$4,137,864		$4,001,542		$5,485,643
Current maturities of long term debt	8,885		110,168		9,291		110,285		8,348		8,885
Total Debt	$5,494,528		$4,247,785		$5,276,273		$4,248,149		$4,009,890		$5,494,528

Nevada Power Company
EBITDA
	Three Months ended March 31,				Year ended December 31,						LTM March 31,
	2009		2008		2008		2007		2006		2009
Net Income (Loss)	$(35,151)		$7,971		$151,431		$165,694		$224,540		$108,309

Interest charges (including AFUDC(1))	55,043		41,473		186,822		174,667		176,612		200,392
Income taxes (benefit)	(16,365)		6,523		71,382		78,352		117,510		48,494
Depreciation and amortization	52,363		40,630		171,080		152,139		141,585		182,813

EBITDA	$55,890		$96,597		$580,715		$570,852		$660,247		$540,008

EBITDA/Interest Charges	1.02	x	2.33	x	3.11	x	3.27	x	3.74	x	2.69	x
Debt/EBITDA	64.51	x	26.64	x	5.84	x	4.44	x	3.61	x	6.68	x

Nevada Power Company

Interest charges (including AFUDC(1))	$55,043		$41,473		$186,822		$174,667		$176,612		$200,392

Long-Term debt	$3,596,840		$2,564,629		$3,385,106		$2,528,141		$2,380,139		$3,596,840
Current maturities of long term debt	8,885		8,616		8,691		8,642		5,948		8,885
Total Debt	$3,605,725		$2,573,245		$3,393,797		$2,536,783		$2,386,087		$3,605,725

Sierra Pacific Power Company
EBITDA
	Three Months ended March 31,				Year ended December 31,						LTM March 31,
	2009		2008		2008		2007		2006		2009
Net Income	$19,136		$24,284		$90,582		$65,667		$57,709		$85,434

Interest charges (including AFUDC(1))	17,927		16,587		72,712		60,735		71,506		74,052
Income taxes	9,286		13,233		37,603		26,009		27,829		33,656
Depreciation and amortization	25,685		21,440		89,528		83,393		87,279		93,773

EBITDA	$72,034		$75,544		$290,425		$235,804		$244,323		$286,915

EBITDA/Interest Charges	4.02	x	4.55	x	3.99	x	3.88	x	3.42	x	3.87	x
Debt/EBITDA	19.48	x	15.69	x	4.81	x	5.03	x	4.39	x	4.89	x

Sierra Pacific Power Company

Interest charges (including AFUDC(1))	$17,927		$16,587		$72,712		$60,735		$71,506		$74,052

Long-Term debt	$1,402,964		$1,083,870		$1,395,987		$1,084,550		$1,070,858		$1,402,964
Current maturities of long term debt	-		101,552		600		101,643		2,400		-
Total Debt	$1,402,964		$1,185,422		$1,396,587		$1,186,193		$1,073,258		$1,402,964

(1) Allowance for Funds Used During Construction or Allowance for Borrowed Funds Used During Construction.